Exhibit 99.1

Exhibit 99.1

Rockville

Financial, Inc.

Transition Values Success

NASDAQ Global Select Market

Sandler O’Neill East Coast Financial Services Conference

RCKB

November 15, 2012

Forward Looking Statements

This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings.

With regard to presentations related to recently converted second step conversions, the peer companies include: PBNY, BRKL, OCFC, ESBF, UBNK, WFD, ESSA, BFED, NHTB, HIFS, HARL, and THRD. The data presented in this presentation relating to the peer companies is based on the calendar year. Data for peers is sourced from SNL Financial LLC.

Table of Contents

Page

Rockville Financial Overview 5

Why Rockville Financial 6

Recent Strategic Initiatives 7

Strategic Priorities 11

Financial Performance 14

Municipal Bond Portfolio 19

Loans 21

Deposits 26

Asset Quality 31

Institutional Ownership 33

Insider Ownership 35

Appendix - Peer Analysis 36

Corporate Contacts

William H. W. Crawford, IV

President & Chief Executive Officer

Scott C. Bechtle

Executive Vice President, Chief Risk Officer

John T. Lund

Executive Vice President, Chief Financial Officer & Treasurer

Mark A. Kucia

Executive Vice President, Commercial Banking Executive

Eric R. Newell

Senior Vice President, Director of Treasury

Investor Information:

Marliese L. Shaw

Senior Vice President, Investor Relations Officer 860-291-3622 or mshaw@rockvillebank.com

Rockville Financial, Inc. Overview

21 Branch community bank in Central & Southern Connecticut, established in 1858. Assets of $1.9 billion

Converted from mutual to stock bank in March 2011, $171 million capital raise

Total capital $327 million at September 30, 2012

Transform from thrift model to high performing commercial community bank

New management team with large bank experience

Increase market share by targeting the best clients at competitor large banks

Employer of choice recruiting the best talent

Strong community ties

Focused on commercial, residential mortgage, retail, risk management and highly effective capital management

Creating prosperity for our customers, communities and shareholders

Why Rockville Financial

High Performing Community Bank

Developing mortgage banking program – 241% increase in residential mortgage production year-over-year; 272% increase in purchase mortgage production.

Strong commercial loan growth – 15.3% 3-year CAGR.

Deposit market share position moved up to 12th from 14th in State of Connecticut.

Demand deposit growth 19.2% 3-year CAGR; low cost core deposit growth 17.2% 3-year CAGR.

Positive operating leverage – 12.7% revenue growth and 5.0% NIE increase for linked quarter Q3 2012.

Record core profits last five consecutive quarters; ROAA of 0.97% for Q3 2012.

Strong asset quality – NCOs/average loans 0.00% Q3 2012.

Stock buybacks – 10% Plan commenced after completion of Federal Reserve Bank of Boston supervisory review March 12, 2012. Purchased 1,356,379 shares, or 46% of the Plan as of September 30, 2012.

Dividend increased 54% since March 2011 conversion.

Recent Strategic Initiatives

Positioning the Company for prudent future growth

Significantly expanded the mortgage banking business line with the hiring of 12 mortgage loan officers and 16 additional underwriters and processors. Initiated relationships with local realtors.

Recruited NewAlliance Bank’s heads of C&I lending, Commercial Real

Estate lending and Cash Management/Treasury services along with five commercial relationship managers doubling Rockville’s customer facing commercial banking staff.

Significantly enhanced infrastructure in Risk Management, Operations, Finance, IT and Retail delivery departments as the Company prepares to leverage capital resulting in a 37% increase in NIE year over year. Record core profits recorded despite the NIE growth.

Opened New Haven County Commercial Banking Office.

Received regulatory approval to open a branch office in West Hartford, this location will open later this year.

Retail organization focused on growing core deposits and reducing cost of funds.

Addition of municipal bonds to the investment portfolio.

Addition of interest rate swaps to manage interest rate risk.

Infrastructure Investment

Recruited Experienced Management Team to prepare to prudently leverage capital and accelerate growth, while also positioning for the evolving regulatory environment

Name	Title	Years in Industry	Prior Experience
William H. W. Crawford, IV	President and Chief Executive Officer	24	Wells Fargo Bank, Wachovia Bank and SouthTrust Bank
Marino J. Santarelli	Executive Vice President, Chief Operating Officer	39	Wells Fargo Bank, Wachovia Bank and United Penn Bank
Scott C. Bechtle	Executive Vice President, Chief Risk Officer	30	Florida Shores Bank, SouthTrust Bank and Bank of America (fka Barnett Banks)
John T. Lund	Executive Vice President, Chief Financial Officer and Treasurer	19	FDIC Examiner, Capital Markets Specialist
Mark A. Kucia	Executive Vice President, Head Commercial Banking Officer	25	Liberty Bank, Mechanics Bank, BayBank, National Westminster PLC
Steve Koniecki	Executive Vice President, Information Technology and Operations Officer	31	Space Coast Credit Union, West Bank
Tammy Howe	Vice President, Operations Officer	11	Chicopee Savings Bank, West Bank
Eric Newell	Senior Vice President, Treasury Officer	9	Alliance Bernstein, Fitch Ratings, and FDIC. CFA designation

8

Infrastructure Investment

Risk Management

The Company strengthened Risk Management with the following new positions:

Name	Title	Years in Industry	Prior Experience
Betsy Kenney Wynnick	Senior Vice President, Director of Internal Audit	20	NewAlliance Bank, Webster Bank, Coopers & Lybrand. Licensed to practice law in Connecticut, CPA & CFSA Designations.
Jay Peters	Vice President, BSA/AML, Red Flags Officer	37	NewAlliance Bank, Webster Bank, Bank of Southern Connecticut, Dime Savings Bank
Beth Donna	Vice President, Enterprise Risk Management	18	NewAlliance Bank, Dime Savings Bank
Christine Keeney	Vice President, Information Security Officer	21	NewAlliance Bank, Savings Bank of Manchester
Carla Balesano	Senior Vice President, Executive Credit Officer of Commercial Banking	25	TD Bank, Webster Bank, Fleet Bank, Bank of America
Deborah Gabinelle	Vice President, Senior Credit Risk Officer	26	Webster Bank, Fleet Bank, Federal Reserve Bank of New York
Nathan Kelley	Vice President, Credit Risk Officer	10	NewAlliance Bank, FirstFed America Bankcorp

9

Infrastructure Investment

Commercial Banking Expansion

Name	Title	Years in Industry	Prior Experience
Stephen Villecco	Senior Vice President, Regional Commercial Banking Officer	24	**Headed up NewAlliance Bank's $0.5 billion Commercial and Industrial department since 1998**
Thomas Reid	Senior Vice President, Commercial Banking Officer	37	**Headed up NewAlliance Bank's $1.2 billion Commercial Real Estate department since 2003**
Matt Proto	Vice President, Senior Commercial Banking Officer	36	Bank of Southern Connecticut and NewAlliance Bank
Raymond Kostka	Vice President, Commercial Banking Officer	33	NewAlliance Bank
Robert Landfear	Vice President, Commercial Banking Officer	18	NewAlliance Bank
Michael Kelleher	Vice President, Commercial Banking Officer	35	NewAlliance Bank
Joseph Tartaglia	Vice President, Senior Cash Management Officer	21	First Vice President, Cash Management Sales Manager NewAlliance Bank
Kristine Carlson-Koehler	Assistant Vice President, Cash Management Officer	25	NewAlliance Bank, Tolland Bank

10

Strategic Priorities

Soundness

Completed comprehensive enterprise wide 5-year Strategic Plan with Board of Directors in Q2 2012

Continue managing asset/liability and liquidity risk

Continue focus on superior customer service, risk management, asset quality and being regulatory best practice

Awarded Superior 5-Star rating by Bauer Financial, Inc. , indicating Rockville Bank is one of the strongest banks in the nation based on areas such as capital, asset quality and profitability for the last 29 consecutive quarters

Profitability

Expansion of mortgage banking business provides an enhanced revenue driver for the company

Enterprise wide efficiency exercise lead by project team. Efficiency ratio 67.25% at 9/30/12, among the best of peers

Review branch network efficiency, de novo branch strategy, and retail delivery model per strategic planning

Achieve optimal balance between core deposit growth and total funding cost by driving more commercial DDA, municipal deposits and low cost core deposits versus higher cost CDs

Protect Net Interest Margin in current rate environment

Growth

Expand market share via organic growth in Tolland, Hartford, New London and New Haven counties. Market share grew in all but one branch location in 2012

Execute on current commercial banking opportunity created by large in-market merger while maintaining discipline on loan pricing and asset quality diligence

Strategic Priorities continued

Acquisitions

Management has a disciplined approach to protecting tangible book value, enhancing franchise value and on the effective use of excess capital. At this time, Management believes quality organic growth, our 10% share repurchase plan, and dividend strategy are a more effective path for total shareholder return.

Capital Management

The Company is overcapitalized with a 22.7% total risk based capital ratio as of September 30, 2012

The Company announced a 10% stock buyback plan on March 2, 2012 and executed 46% of the plan as of September 30, 2012. The Company has paid dividends for 26 consecutive quarters, most recent, an 11% increase to $0.10 per share

At September 30, 2012 closing price was $12.27, tangible book value was $11.44, price to tangible book value was 107%. At November 5, 2012 the closing price was $13.20, or 115% of tangible book value

The Company is focused on effective and efficient use of excess capital

Strategic Priorities continued

Employee Engagement

Continue to become the employer of choice to obtain and retain the best talent in Connecticut and to serve our communities

New management team members were added by personal invitation from the CEO or executive management – We know them… They know us… They know our market

Customer Experience

Long term focus on superior customer service

For the seventh consecutive year, readers of “The North Central News” (Conn.) have voted Rockville Bank as the area’s “Best Financial Institution”. Rockville Bank has received this recognition from the readers every year since the paper’s annual Best of readers’ poll was established in 2005.

Community Leadership

$5.0 million contribution to the Rockville Bank Foundation in Q1 2011 in association with the conversion to a fully public company

The Bank and the Foundation support over 340 organizations through donations and employee volunteerism

Solid Performance Since Current Management

Efficiency Ratio vs Peers:

75.0 71.5 70.0 66.7 67.3 63.7 63.2 63.2 65.0

Efficiency Ratio (%)

60.0 55.0 50.0 45.0 40.0 35.0 30.0

1Q2012

2Q2012

3Q2012

Rockville Financial Inc. Peer Median

Return on Average Assets vs Peers:

1.1 1.0 1.0 0.9 0.9 0.8 0.7 0.7 0.6 0.7

ROAA (%)

0.6 0.6 0.5 0.4 0.3

1Q2012

2Q2012

3Q2012

Rockville Financial Inc. Peer Median

Net Interest Margin vs Peers:

4.0 3.8 3.9 3.8 3.8 3.6

Net Interest Margin (%)

3.4 3.1 3.1 3.2 3.2 3.0 2.8 2.6 2.4 2.2 2.0

1Q2012

2Q2012

3Q2012

Rockville Financial Inc. Peer Median

YoY Loan Growth vs. Peers:

8.0 6.8 7.0 6.5 6.1 6.0 5.7 5.0 4.6 3.6

ROAE (%)

4.0 3.0 2.0 1.0 0.0

2012Q1

2012Q2

2012Q3

Rockville Financial Inc.

Peer Median

Note: Data for quarter ended 9/30/12. Peer data for YoY Loan Growth is adjusted to exclude growth from acquisition.

Total Assets

Despite a difficult operating environment, we were able to grow assets at a CAGR of 8.4% through a disciplined growth strategy.

CAGR = 8.4%

2,400,000

1,949,187

2,000,000

1,678,073

1,749,872

1,533,073

1,571,134

1,600,000

1,327,012

1,200,000

800,000

400,000

0

2007Y

2008Y

2009Y

2010Y

2011Y

2012Q3

Total Assets ($000)

Capital Ratios

The Company continues to be well capitalized. At September 30, 2012, our core capital ratio was 17.1% of total adjusted tangible assets

In addition, our Tier 1 Capital to Risk-Weighted Assets and Total Capital to Risk-Weighted Assets were 21.5% and 22.7%, respectively. Excess capital over regulatory 8.0% minimum was $226.3 million at September 30, 2012.

30.0%

25.0%

22.7%

21.5%

20.0%

17.1%

15.0%

10.0%

8.00%

4.00%

4.00%

5.0%

0.0%

Tier 1 Leverage

Tier 1 Risk-Based

Total Risk-Based

Rockville Financial, Inc.

Requirement

Total Shareholder Return

Favorable in comparison to SNL Thrift Index

Rockville Financial, Inc. – Total Return (%)

RCKB (+34.75%)

SNL U.S. Thrift (+22.47%)

Total Return (%)

40

30

20

10

0

-10

Jan 2012 Mar 2012 May 2012 Jul 2012 Sep 2012 Nov 2012

Thousands

600

400

200

0

RCKB-Vol

Dividend History



Historical Dividend
$0.10
$0.09
$0.08
$0.07
$0.06
$0.05
$0.04
$0.03
$0.02
$0.01
$0.00
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
Payout%
Div/Sh

18

Municipal Bond Stratification

Total Municipal Portfolio By Type

General Obligation, 31%

Revenue Bonds, 69%

College &

University, 15%

Fuel Sales Tax,

3%

Health Services Revenue, 17%

Building

Develop, 5%

Airport, 6%

Sales Tax, 2%

Water/Sewer,

21%

Total Municipal Portfolio

Geographic Distribution

MN, 4%

CA, 12%

NY, 9%

Other, 48%

PA, 6%

TX, 10%

SC, 4%

WA, 10%

AR, 2%

AZ, 0%

CO, 2%

CT, 4%

FL, 4%

IL, 3%

IN, 3%

LA, 2%

MA, 1%

ME, 3%

NC, 3%

NV, 3%

OH, 3%

OK, 3%

OR, 3%

UT, 1%

VT, 2%

WI, 2%

Municipal Bond Stratification Continued

Revenue Type Breakout

Water / Sewer 30%

College & University 22%

Fuel Sales Tax 4%

Sales Tax 4%

Airport 8%

Health Services Revenue 24%

Building Develop 7%

Municipal Rating Distribution

Aa2 39%

Aa3 29%

Aa1 17%

Aaa 13%

A2 2%

(a) Ratings as of Sept 30, 2012; (b) A2 rating has a AAA enhan

Revenue Bond Geographic Breakout

WI 3%

CO 3%

VT 3%

WA 12%

CA 8%

CT 5%

FL 1% IN 4%

UT 1%

TX 7%

MA 1% ME 4%

SC 6%

MN 3%

PA 8%

OH 5%

NY 10%

NV 5%

NC 5%

OR 5%

As a percent of total revenue bonds, as of Sept 30, 2012

Gen Obligation Geo Breakout

WA 7% AR 6%

AZ 1%

TX 16%

CA 22%

OK 9%

CT 2%

MN 6%

FL 11%

NY 6%

IL 10%

LA 5%

As a percent of total general obligation bonds, as of Sept 30, 2012; 36% of GO bonds are direct obligations of the State

Loan Growth

5 Year Organic Growth History, CAGR = 7%

Date

09/30/12

12/31/11

12/31/10

12/31/09

12/31/08

12/31/07

Loans Receivable, net (in thousands)

1,530,617

1,473,423

1,410,498

1,361,019

1,291,791

1,116,327

Annualized % Change From Prior Year

5%

4%

4%

5%

16%

8%

Loan Mix

9/30/2009	9/30/2011	9/30/2012



Construction
5.6%
Commercial
Business Loans
8.1%
Installment and
Collateral Loans
0.6%
Commercial
30.6%
Residential
55.1%



Construction
3.8%
Commercial
Business Loans
9.0%
Installment and
Collateral Loans
0.3%
Residential
48.4%
Commercial
38.5%



Commercial
Business Loans
11.0%
Installment and
Collateral Loans
0.2%
Construction
3.1%
Commercial
41.4%
Residential
44.2%

Yield on Loans: 5.16%	Yield on Loans: 4.93%	Yield on Loans: 4.64%

Loan Portfolio ($mm)	RCKB 9/30/2009	% Of Total	RCKB 9/30/2011	% Of Total	RCKB 9/30/2012	% Of Total	CAGR 11 - '12	CAGR 09 - '12
Real Estate Loans:								
Residential	$ 752.7	55.1%	$ 706.5	48.4%	$ 683.6	44.2%	-3.2%	-3.2%
Commercial	418.1	30.6%	562.6	38.5%	640.9	41.4%	13.9%	15.3%
Construction	76.7	5.6%	55.3	3.8%	50.8	3.3%	-8.1%	-12.8%
Commercial Business Loans	111.2	8.1%	131.7	9.0%	170.0	11.0%	29.1%	15.2%
Installment and Collateral Loans	8.4	0.6%	4.6	0.3%	2.9	0.2%	-37.0%	-29.8%
Total Loans	**$ 1,367.1**	**100.0%**	**$ 1,460.6**	**100.0%**	**$ 1,548.2**	**100.0%**	**6.0%**	**4.2%**
CRE & Comm. Business Loans	*$ 529.3*	*38.6%*	*$ 694.3*	*47.5%*	*$ 810.9*	*52.4%*	*16.8%*	*15.3%*

22

Note: Yield on loans for the respective quarter ends

Commercial Real Estate (Q3 2012)

Type of Commercial Real Estate Loan

Land 1.8%

Other 10.1%

Regional CRE Program 43.0%

Owner Occupied 7.2%

Industrial 5.6%

Office 11.8%

Retail 13.2%

Multi-Fam 7.2%

Geographic Region

South New Jersey / Pennsylvania 4.1%

New England* 8.9%

Maryland 2.5%

North / Central New Jersey 8.6%

Metropolitan New York 0.9%

West / Upstate New York 18.1%

Connecticut 57.0%

(Dollars in thousands)

Type of Commercial Real Esate Loan

Regional CRE Program

Owner Occupied

Industrial

Office

Retail

Multi-Fam

Land

Other

Total Commercial Real Estate Loans

$275,798

46,087

35,758

75,513

84,879

45,976

11,852

65,047

$640,910

43.0%

7.2%

5.6%

11.8%

13.2%

7.2%

1.8%

10.1%

100.0%

(Dollars in thousands)

Type of Commercial Real Esate Loan

Region

Connecticut $365,126 57.0%

West / Upstate New York 115,982 18.1%

Metropolitan New York 5,498 0.9%

North / Central New Jersey 55,263 8.6%

South New Jersey / Pennsylvania 26,476 4.1%

New England* 56,857 8.9%

Maryland 15,708 2.5%

Total Commercial Real Estate Loans $640,910 100.0%

Note: Data for quarter ended 9/30/12

* Not including Connecticut

Regional Commercial Real Estate Data

Data as of September 30, 2012

• Approximately $276 million outstanding – 41 loans

• Average loan size $6.7 million

• Average LTV: 63%

• Average debt service coverage ratio: 1.77x

• Weighted average yield: 4.99%

• All loans are paying as agreed

CRE and Commercial business loan 3 Year CAGR = 15.3%

Note: Approximately $720 million of commercial and construction loans serviced by 7 commercial bankers prior to the commercial banking team expansion in Q3 2011 ($102 million per banker)

Mortgage Banking Business Development

Production

Dollar volume (in millions)

# of loans

Purchase mortgages (in millions)

Loans sold (in millions)

Gains on sales (in thousands)

Mortgage loan officers

Underwriters & Processors

Quarter Ended

9/30/2012

$82.8

413

$32.4

$63.6

$2,514

12

24

6/30/2012

$80.5

411

$25.8

$1.0

$44

12

24

9/30/2011

$24.3

128

$8.7

$20.2

$405

0

8

Deposit Growth

5 Year Organic Growth History, CAGR = 9.2%

Date

09/30/12

12/31/11

12/31/10

12/31/09

12/31/08

12/31/07

Total Deposits (in thousands)

1,477,130

1,326,766

1,219,260

1,129,108

1,042,508

951,038

Annualized % Change From Prior Year

15%

19%

8%

8%

10%

8%

Deposit Mix

9/30/2009

Time Deposits 47.1%

Demand and NOW 20.9%

Regular Savings & Club 12.0%

Money Market Savings 20.0%

Cost of Deposits: 1.94%

9/30/2011

Time Deposits 42.9%

Demand and NOW 23.9%

Regular Savings & Club 13.9%

Money Market Savings 19.3%

Cost of Deposits: 1.23%

9/30/2012

Time Deposits 35.1%

Demand and NOW 25.3%

Regular Savings & Club 13.9%

Money Market Savings 25.7%

Cost of Deposits: 0.69%

Deposit Portfolio ($mm)

Demand and NOW

Regular Savings & Club

Money Market Savings

Time Deposits

Total Deposits

Core Deposits

RCKB 9/30/2009

$235.2

135.1

224.8

530.5

$1,125.6

$595.1

% Of Total

20.9%

12.0%

20.0%

47.1%

100.0%

52.9%

RCKB 9/30/2011

$309.7

180.9

250.9

556.0

$1,297.5

$741.5

% Of Total

23.9%

13.9%

19.3%

42.9%

100.0%

57.1%

RCKB 9/30/2012

$373.7

205.5

379.7

518.2

$1,477.1

$958.9

% Of Total

25.3%

13.9%

25.7%

35.1%

100.0%

64.9%

CAGR 11 - ‘12

20.7%

13.6%

51.3%

-6.8%

13.8%

29.3%

CAGR 09 - ‘12

16.7%

15.0%

19.1%

-0.8%

9.5%

17.2%

Reducing Cost of Funds ~ Growing Core Deposits

Note: Cost of deposits represents cost of interest bearing deposits. Cost of interest bearing deposits for the respective quarter ends

RCKB vs SNL Thrift Peer Weight Average
Year over Year Deposit Growth



16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Year over Year Deposit Growth (%)
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
Rockville Financial Inc.
Peer Median

28

Strong Branch Franchise – No. 1 or 2 in most markets


Hampden
Massachusetts
Litchfield
Hartford
Tolland
Windham
Connecticut
Middlesex
New London
New Haven
RCKB (22)

	Address	City	2012 Deposits ($000)	2011-2012 Growth Rate(%)	RCKB's Market Position in Town
1	Rt 83 & Pitkin St	Vernon	171,465	11.17	1
2	1645 Ellington Rd	South Windsor	160,982	20.33	1
3	341 Broad St	Manchester	155,961	13.78	2
4	20 Hyde Ave	Vernon	103,423	21.72	1
5	12 Main St	Ellington	101,592	17.25	1
6	25 Park St	Vernon Rockville	99,768	3.75	1
7	612 Main St	Somers	84,394	12.03	1
8	869 Sullivan Ave	South Windsor	80,826	9.93	1
9	231 Hazard Ave	Enfield	72,830	3.93	2
10	6 Fieldstone Cmns	Tolland	67,744	22.44	2
11	1009 Hebron Ave	Glastonbury	64,677	8.69	7
12	1671 Boston Tpke	Coventry	55,091	0.27	2
13	234 Tolland Tpke	Manchester	53,345	2.80	2
14	275 Mountain Rd	Suffield	50,034	8.22	3
15	902 Main St	South Glastonbury	45,601	(0.41)	1
16	39 Prospect Hill Rd	East Windsor	41,971	109.82	3
17	99 Linwood Ave	Colchester	35,882	15.29	5
18	65 Palomba Dr	Enfield	27,153	5.99	2
19	768 N Main St	Manchester	27,036	10.55	2
20	660 Enfield St	Enfield	20,871	(7.92)	2
21*	161 Nevers Rd	South Windsor	12	(80.65)	1

* Branch in High School

29

NASDAQ: RCKB

Deposit Market Share

Deposit Growth Potential – Moved up two positions in 2012

Deposit Market Share Summary for Connecticut

2012 Rank 2011 Rank

1 1

2 2

3 3

4 4

5 5

6 6

7 7

8 8

9 9

10 10

11 12

12 14

13 11

14 13

15 15

Institution (ST) 2012 Number of Branches

Bank of America Corp. (NC) 156

Webster Financial Corp. (CT) 121

People’s United Financial Inc. (CT) 165

Wells Fargo & Co. (CA) 76

Toronto-Dominion Bank 80

First Niagara Finl Group (NY) 84

JPMorgan Chase & Co. (NY) 53

Citigroup Inc. (NY) 20

Liberty Bank (CT) 44

RBS 50

Union Savings Bank (CT) 29

Rockville Financial Inc. (CT) 22

Santander 32

First Connecticut Bancorp, Inc (CT) 21

M&T Bank Corp. (NY) 10

Total For Institutions In Market 1,286

2012 Total Deposits in Market $0 2012 Total Market Share (%)

24,555,614.00 23.97

12,136,213.00 11.85

10,981,060.00 10.72

7,346,402.00 7.17

5,894,904.00 5.75

4,630,174.00 4.52

4,491,917.00 4.38

2,957,588.00 2.89

2,779,395.00 2.71

2,573,790.00 2.51

1,635,250.00 1.60

1,520,658.00 1.48

1,484,695.00 1.45

1,293,258.00 1.26

1,278,950.00 1.25

102,449,687

Note: Market Share is for U.S. Territories only and non-retail branches are not included.

Loan Quality and Reserve Levels

Strong credit review program - Third party review of commercial loan portfolio and new originations four times a year, in addition to new origination review by CRO and EVP/Commercial Banking.

Non-performing loans/total loans

Non-performing assets/total assets

Allowance for loan losses/total loans

Allowance for loan losses/non-performing loans

NCO’s/average loans

Rockville Financial

09/30/12

0.91%

0.85%

1.17%

128.93%

0.00%

12/31/11

0.86%

0.89%

1.09%

127.80%

0.07%

Solid Asset Quality Despite Tough Environment

Compares Favorably to Peers

Loan Loss Reserves / Loans vs Peers:

Reserves / Loans (%)

1.3

1.1

0.9

0.7

0.5

0.87 0.98 1.15 1.24 1.27 1.16

0.94 0.96 0.91 1.00 1.09 1.07

2007Y 2008Y 2009Y2010Y 2011Y 2012Q3

Rockville Financial Inc.

Peer Group Median

NCOs / Avg. Loans vs Peers:

NCOs / Avg. Loans (%)

0.5

0.4

0.3

0.2

0.1

0.0

0.00 0.17 0.31 0.40 0.36 0.15

0.07 0.04 0.15 0.17 0.09 0.00

2007Y 2008Y 2009Y 2010Y 2011Y 2012Q3

Rockville Financial Inc.

Peer Group Median

Non-Performing Loans / Total Loans vs Peers:

NPLs / Loans (%)

2.5

2.0

1.5

1.0

0.5

0.0

0.3

0.1

2007Y

0.8

0.8

2008Y

1.1

0.9

2009Y

1.4

0.9

2010Y

2.3

0.9

2011Y

2.4

0.9

2012Q3

Rockville Financial Inc.

Peer Group Median

Note: Data for quarter ended 6/30/12

Institutional Ownership

Significant increase since conversion

60.0%

50.0%

40.0%

30.0%

20.0%

10.0%

0.0%

11.1% 11.3%

28.9% 28.9%

32.6%

38.6% 38.6%

39.2% 40.4%

42.0% 42.3%

44.3% 44.8% 45.4%

47.8%

49.6%

49.7%

49.8%

50.0%

50.1%

Mar - 11

Apr - 11

May - 11

Jun - 11

Jul - 11

Aug - 11

Sep - 11

Oct - 11

Nov - 11

Dec - 11

Jan - 12

Feb - 12

Mar - 12

Apr - 12

May - 12

Jun - 12

Jul - 12

Aug - 12

Sep - 12

Oct - 12

Institutional Ownership

The institutions that held market values of greater than $5 million in the Company’s stock as of June 30, 2012, and that have attributed to the substantial increase in shares institutionally held are as follows:

Holder Name

Wellington Management

BlackRock Fund Advisors

The Vanguard Group

Keeley Asset Management

Brandywine Global Invest

Dimensional Fund Advisors

Gruss Asset Management

State Street Global Advisors

Ironwood Capital Management LLC

Position

2,768,920

1,491,781

1,366,705

1,093,000

791,298

650,685

568,000

531,194

454,507

Q2 2012 Position Change

-152,267

40,089

68,506

15,000

-58,166

19,860

0

24,469

152,401

$ Market Value September 30, 2012

33,974,648

18,304,153

16,769,470

13,411,110

9,709,226

7,983,905

6,969,360

6,517,750

5,576,801

% Outstanding

9.70

5.22

4.79

3.83

2.77

2.28

1.99

1.86

1.59

Source: NASDAQ.com

Insider Ownership at September 30, 2012

Management Stock Ownership after June 2012 grant:

Executive

Bill Crawford

Mark Kucia

Rick Trachimowicz

John Lund

Marino Santarelli

Scott Bechtle

Steve Koniecki

Eric Newell

Position

CEO/President

EVP/Commercial Banking

EVP/Human Capital

EVP/CFO

EVP/COO

EVP/CRO

EVP/IT&Operations

SVP/Treasury

# of Shares & Options

382,779

176,872

165,579

140,665

134,450

117,218

94,292

86,807

% of Shares Outstanding

1.3%

0.6%

0.6%

0.5%

0.5%

0.4%

0.3%

0.3%

Note: The Company approved stock ownership guidelines in 2012 of 3x, 2x and 1x base salary for CEO, EVPs and SVPs, respectively.

NASDAQ: RCKB

APPENDIX

Non-Interest Expense to Average Assets Peer Comparison

NIE / Average Assets (Quarterly) - Peers

Fairfield County Bank CT

Naugatuck Savings Bank CT

Newtown Savings Bank CT

SBT Bancorp, Inc (SBIB) CT

Dime Bank CT

First Connecticut Bancorp, Inc. (FBNK) CT

First County Bank CT

Rockville Financial Inc (RCKB) CT

People’s United Financial, Inc (PBCT) CT

SI Financial Group, Inc (SIFI) CT

Liberty Bank CT

First Niagara Financial Group (FNFG) NY

Union Savings Bank CT

Webster Financial Corporation (WBS) CT

United Financial Bancorp, Inc. (UBNK) MA

New England Bank CT

9/30/2012 6/30/2012 3/31/2012

4.06 3.76 3.80

3.67 3.51 3.43

3.62 3.63 3.42

3.14 3.36 2.86

3.12 2.71 3.35

3.05 3.16 3.08

3.02 3.07 3.06

3.00 2.93 2.74

2.96 2.95 3.04

2.91 3.16 3.46

2.85 2.80 2.96

2.85 2.31 2.23

2.73 2.84 2.96

2.73 2.60 2.68

2.66 2.63 2.77

2.39 2.30 2.48

12/31/2011 9/30/2011

3.78 3.80

3.38 3.34

3.71 3.45

2.94 3.13

2.96 2.92

3.08 2.85

2.94 2.90

2.69 2.43

3.18 3.10

3.15 3.39

2.72 2.71

2.30 2.30

2.89 2.88

2.78 2.70

2.66 2.74

2.51 2.43

Source: SNL Financial; FDIC Call Reports

Efficiency Peer Comparison

Efficiency Ratio (Quarterly) - Peers

First Connecticut Bancorp, Inc. (FBNK) CT

SI Financial Group, Inc (SIFI) CT

First County Bank CT

Dime Bank CT

Union Savings Bank CT

SBT Bancorp, Inc (SBIB) CT

Naugatuck Savings Bank CT

Fairfield County Bank CT

Newtown Savings Bank CT

Liberty Bank CT

Rockville Financial Inc (RCKB) CT

New England Bank CT

United Financial Bancorp, Inc. (UBNK) MA

First Niagara Financial Group (FNFG) NY

Webster Financial Corporation (WBS) CT

People’s United Financial, Inc (PBCT) CT

09/30/212 6/30/2012 3/31/2012

106.30 88.90 88.52

90.82 89.77 87.00

88.72 89.63 88.37

82.02 72.16 90.06

81.66 84.56 86.50

81.27 82.02 78.45

80.98 80.00 79.76

78.38 75.64 72.44

77.14 81.41 84.30

68.69 62.61 72.32

67.92 72.59 66.05

67.69 65.64 70.22

66.68 68.56 71.94

64.71 62.13 59.08

64.10 65.89 67.57

63.66 65.77 67.84

12/31/2011 9/30/2011 NII %Ch QoQ

93.98 87.66 -1.2%

79.06 87.05 -2.8%

83.34 84.62 0.2%

74.28 55.28 -0.8%

82.82 79.13 -3.5%

82.25 88.13 -0.6%

76.84 78.24 1.7%

74.47 72.30 1.4%

85.55 86.50 0.2%

64.53 66.91 9.9%

63.21 60.54 4.7%

60.29 68.25 -0.5%

67.76 69.39 1.5%

59.61 58.71 6.9%

69.75 65.08 0.7%

69.14 67.00 0.4%

Source: SNL Financial; FDIC Call Reports

Peer Comparison[(1)]

General Information:				Profitability:				Capital:		Asset Quality:			Pricing Info:			Dividends:	
Institution	Ticker	Headquarters	Assets ($mm)	Oper. ROA (%)	Oper. ROE (%)	NIM (%)	Eff. Ratio (%)	Total Capital Ratio (%)	Loans / Deposits (%)	LLR / Loans (%)	Adj Texas Ratio (%)	NPAs / Assets (%)	Market Cap ($mm)	11/6/2012 Stock Price ($)	Price / Tang. Book (X)	Div. Yield (%)	Current Annual Div. ($)
Rockville Financial, Inc.	**RCKB**	**Vernon Rockville, CT**	**1,949**	**0.97**	**5.73**	**3.76**	**66.67**	**22.8**	**104.8**	**1.16**	**5.48**	**0.97**	**378**	**13.24**	**1.18**	**3.02**	**0.40**
Peer Group:																	
Brookline Bancorp, Inc.	BRKL	Brookline, MA	5,061	0.93	7.67	4.00	57.92	11.8	116.2	0.94	9.06	0.56	595	8.45	1.34	4.02	0.34
Provident New York Bancorp	PBNY	Montebello, NY	4,023	0.26	1.90	3.40	71.69	12.9	68.1	1.33	18.03	1.49	409	9.25	1.27	2.59	0.24
OceanFirst Financial Corp.	OCFC	Toms River, NJ	2,304	0.86	9.08	3.25	60.49	16.4	89.9	1.17	25.29	2.61	246	13.63	1.12	3.52	0.48
ESB Financial Corporation	ESBF	Ellwood City, PA	1,964	0.81	8.39	2.61	58.40	15.1	56.2	1.00	7.20	1.04	200	13.67	1.29	2.93	0.40
United Financial Bancorp, Inc.	UBNK	West Springfield, MA	1,684	0.71	5.10	3.51	66.54	17.1	95.7	1.03	7.85	1.09	232	14.99	1.05	2.67	0.40
ESSA Bancorp, Inc.	ESSA	Stroudsburg, PA	1,419	(0.64)	(4.90)	2.82	67.43	29.0	96.2	0.76	1.50	1.89	132	10.01	0.81	2.00	0.20
Westfield Financial, Inc.	WFD	Westfield, MA	1,317	0.42	2.62	2.53	76.10	30.5	77.2	1.40	8.49	1.42	184	7.26	0.87	3.31	0.24
Hingham Institution for Savings	HIFS	Hingham, MA	1,193	1.15	14.70	3.35	40.30	13.9	111.8	0.85	9.81	0.81	148	69.45	1.63	1.50	1.04
New Hampshire Thrift Bancshares, Inc.	NHTB	Newport, NH	1,118	0.72	7.31	2.76	72.59	15.0	98.7	1.18	20.19	1.29	76	12.81	1.22	4.06	0.52
Harleysville Savings Financial Corp	HARL	Harleysville, PA	803	0.57	7.79	2.40	64.62	13.3	91.8	0.80	19.65	1.56	63	16.60	1.05	4.82	0.80
TF Financial Corporation	THRD	Newtown, PA	697	0.85	7.25	3.98	59.61	17.6	101.6	1.25	23.56	2.85	63	22.10	0.81	0.90	0.20
Average:				**0.60**	**6.08**	**3.15**	**63.24**	**17.5**	**91.2**	**1.06**	**13.69**	**1.51**	**213**		**1.13**	**2.94**	**0.44**
Median:				**0.72**	**7.31**	**3.25**	**64.62**	**15.1**	**95.7**	**1.03**	**9.81**	**1.42**	**184**		**1.12**	**2.93**	**0.40**

Note: Data through quarter ended 9/30/12 where available and has been annualized where applicable. Prior quarter data or bank level used where current quarter data is unavailable
RCKB total capital ratio as of 6/30/12. NPAs and Loan 90 Days Past Due are adjusted for covered assets. Peer group companies selected by independent appraisal firm during second step conversion
Pricing data as of 11/6/12. BFED has been removed due to merger with BHLB. DNBK has been removed due to merger with PBCT
(1) Peer group companies selected by independent appraisal firm during second step conversion

39

Recently Converted Second Step Conversions

- Second step conversions since January 1, 2010 with gross proceeds greater than $20mm

General Information			Offering Information and Pro Forma Data						Price Change Since IPO (%)				At Ann.
Company Name	Ticker	ST	IPO Date	Gross Proceeds ($000)	Point in Range	Tg. Eq. / Assets (%)	Price / Tg. Bk. (%)	Charit. Fndn?	1 Day (%)	1 Month (%)	3 Month (%)	Last Close (%)	NPAs / Assets (%)
Second Step Conversions													
1 Malvern Federal Bancorp, Inc.	MLVFD	PA	10/12/12	36,369	Supermax	14.0	68.5	YES	10.0			7.5	4.04
2 LaPorte Bancorp, Inc.	LPSBD	IN	10/5/12	27,077	Mid-Max	14.3	71.0	NO	10.0			8.2	1.70
3 Cheviot Financial Corp.	CHEV	OH	1/18/12	37,400	Minimum	14.6	66.1	NO	3.1	3.5	8.4	11.5	3.60
4 Naugatuck Valley Financial Corporation	NVSL	CT	6/30/11	33,384	Mid-Max	13.4	70.1	NO	(1.3)	1.9	(1.8)	(9.8)	2.18
5 Rockville Financial, Inc.	RCKB	CT	3/4/11	171,099	Supermax	17.8	92.2	YES	6.0	5.0	(5.6)	30.7	1.07
6 Alliance Bancorp, Inc. of Pennsylvania	ALLB	PA	1/18/11	32,585	Mid-Max	17.0	66.8	NO	10.0	11.9	10.8	28.0	3.19
7 SI Financial Group, Inc.	SIFI	CT	1/13/11	52,356	Min-Mid	13.0	69.9	YES	15.9	17.5	25.0	37.0	0.97
8 Capitol Federal Financial, Inc.	CFFN	KS	12/22/10	1,181,500	Minimum	21.0	83.9	YES	16.5	16.0	14.0	18.2	0.71
9 Heritage Financial Group, Inc.	HBOS	GA	11/30/10	65,918	Min-Mid	16.3	74.3	NO	2.5	25.0	31.2	33.5	2.35
10 Kaiser Federal Financial Group, Inc.	KFFG	CA	11/19/10	63,750	Minimum	15.7	66.3	NO	(0.1)	(0.4)	37.2	53.1	3.54
11 Colonial Financial Services, Inc.	COBK	NJ	7/13/10	22,950	Minimum	11.0	64.7	NO	0.5	(2.6)	(2.8)	31.0	1.77
12 Oneida Financial Corp.	ONFC	NY	7/7/10	31,500	Midpoint	9.3	97.8	NO	(6.3)	(1.3)	(6.8)	39.8	0.41
13 ViewPoint Financial Group, Inc.	VPFG	TX	7/7/10	198,573	Min-Mid	14.6	93.9	NO	(5.0)	(3.0)	(7.0)	101.7	0.61
14 Fox Chase Bancorp, Inc.	FXCB	PA	6/29/10	87,125	Minimum	16.0	72.6	NO	(4.1)	(1.8)	(4.0)	55.3	2.84
15 Oritani Financial Corp.	ORIT	NJ	6/24/10	413,632	Mid - Max	25.8	90.6	NO	3.1	(0.9)	(2.5)	51.7	2.62
16 Eagle Bancorp Montana, Inc.	EBMT	MT	4/5/10	24,643	Mid - Max	15.7	81.1	NO	5.5	4.0	(2.8)	7.4	0.46
					Average:	15.6	76.9		4.2	5.3	6.7	31.5	2.00
					Median:	15.1	71.8		3.1	2.7	-2.1	30.9	1.98

40

Note: Charter Financial Corp. (MHC) not included in above analysis due to unique structure as an incremental MHC offering

Source: SNL Financial, pricing as of 11/5/12